Exhibit 4.5

STATS ChipPAC Ltd.
10 Ang Mo Kio Street 65
#05-17/20 Techpoint
Singapore 569059

October 13, 2004

Citibank, N.A. — ADR Department
388 Greenwich Street
14th Floor
New York, New York 10013

     ChipPAC, Inc. Convertible Bonds

Ladies and Gentlemen:

     Reference is made to the Deposit Agreement, dated as of February 8, 2000 (the “Original Deposit Agreement”), by and among STATS ChipPAC Ltd. (f/k/a ST Assembly Test Services Ltd), a company incorporated under the laws of Singapore (the “Company”), Citibank, N.A., as Depositary (Citibank in such capacity, the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) evidenced by American Depositary Receipts (the “ADRs”) issued thereunder, as supplemented by a Letter Agreement, dated as of August 4, 2004 (the “Legended ADS Side Letter”), by and between the Company and the Depositary, concerning the issuance of legended ADSs to certain owners of ChipPAC Class A Common Stock (as defined below), and as further supplemented by a Letter Agreement, dated as of August 4, 2004 (the “Restricted ADS Side Letter,” and the Original Deposit Agreement, as so supplemented by the Legended ADS Side Letter and the Restricted ADS Side Letter, the “Deposit Agreement”), by and between the Company and the Depositary, concerning the issuance of restricted ADSs to holders of certain convertible bonds of ChipPAC (as defined below), each ADS representing 10 ordinary shares, par value S$0.25 per share, of the Company (the “Shares”). All capitalized terms used, but not otherwise defined in this letter agreement (the “Letter Agreement”), shall have the meaning assigned thereto in the Deposit Agreement.

     The Company entered into an Agreement and Plan of Merger and Reorganization, dated as of February 10, 2004 (the “Merger Agreement”), among the Company, Camelot Merger, Inc. (“Merger Sub”), and ChipPAC, Inc. (“ChipPAC”), pursuant to which Merger Sub, a wholly-owned subsidiary of the Company, merged (the “Merger”) with and into ChipPAC on August 4, 2004 (the “Effective Date”), with ChipPAC continuing as the surviving corporation. ChipPAC is a company organized and existing under the laws of the State of Delaware that had issued and outstanding shares of Class A common stock, par value $0.01 per share (the “ChipPAC Class A Common Stock”).

1

     As of the Effective Date, each share of ChipPAC Class A Common Stock was converted into the right to receive 0.87 of an ADS, together with cash-in-lieu of any fractional ADSs to which a holder of ChipPAC Class A Common Stock would otherwise have been entitled.

     In two separate prior transactions, ChipPAC issued (i) in a private placement transaction, 8% Convertible Subordinated Notes due June 15, 2011 (the “2001 Notes”), in the aggregate principal amount of $50,000,000, pursuant to an Indenture, dated as of June 15, 2001 (the “Original 2001 Indenture”), between ChipPAC and U.S. Bank National Association (f/k/a Firstar Bank, N.A.), as trustee thereunder, and (ii) in concurrent transactions under Rule 144A under the Securities Act and Regulation S under the Securities Act, 2.50% Convertible Subordinated Notes due June 1, 2008 (the “2003 Notes,” and collectively with the 2001 Notes, the “Notes”), in the aggregate principal amount of $150,000,000, pursuant to an Indenture, dated as of May 28, 2003 (the “Original 2003 Indenture,” and collectively with the Original 2001 Indenture, the “Original Indentures”), between ChipPAC and U.S. Bank National Association, as trustee thereunder. Each of the Notes was, prior to the Effective Date, convertible, at the option of the holder thereof (such holder, a “Converting Noteholder”), into shares of ChipPAC Class A Common Stock, in each case in accordance with terms of the applicable Original Indenture.

     In connection with the Merger and as required by the terms of each of the Original Indentures, the Company agreed to assume certain obligations of ChipPAC pursuant to the Original Indentures, as a result of which the Company entered into supplemental indentures, each dated as of the Effective Date (the “Supplemental Indentures”), each among the Company, ChipPAC and the respective Original Indenture trustee with regards to each of the Original Indentures (the Original 2001 Indenture, as so amended by the applicable Supplemental Indenture, the “Amended 2001 Indenture,” and the Original 2003 Indenture, as so amended by the applicable Supplemental Indenture, the “Amended 2003 Indenture,” and together with the Amended 2001 Indenture, the “Amended Indentures”). Pursuant to the terms of each of the Amended Indentures and the Deposit Agreement, Converting Noteholders were entitled to receive Restricted ADSs upon conversion of their Notes evidenced by Restricted ADRs rather than ChipPAC Class A Common Stock. In connection with such issuance of Restricted ADSs, the Company agreed to deposit with the Custodian Shares considered by the Company to be “Restricted Securities” within the meaning given to such term in the Deposit Agreement in order to enable the issuance by the Depositary of the corresponding Restricted ADSs.

     The Company has guaranteed the obligations of ChipPAC under the Amended 2003 Indenture and the 2003 Notes (the “Guarantee”) pursuant to a Second Supplemental Indenture, dated October 11, 2004 (the “Second Supplemental Indenture,” and the Amended 2003 Indenture, as so amended by such Second Supplemental Indenture, the “2003 Indenture,” and together with the Amended 2001 Indenture, the “Indentures”), among the Company, ChipPAC and the respective trustee. Pursuant to the terms of each of the Indentures, the Deposit Agreement and this Letter Agreement and except as provided below, Converting Noteholders will continue to be entitled to receive Restricted ADSs upon conversion of their Notes (the Restricted ADSs to be received by holders of the 2001 Notes, the “2001 Conversion Restricted ADSs,” and the Restricted ADSs to be received by holders of the 2003 Notes, the “2003 Conversion Restricted ADSs,” and collectively with the 2001 Conversion Restricted ADSs, the “Conversion Restricted ADSs”) evidenced by Restricted ADRs (the Restricted ADRs evidencing

2

the 2001 Conversion Restricted ADSs, the “2001 Conversion Restricted ADRs,” and the Restricted ADRs evidencing the 2003 Conversion Restricted ADSs, the “2003 Conversion Restricted ADRs,” and collectively with the 2001 Conversion Restricted ADRs, the “Conversion Restricted ADRs”). In connection with such issuance of Conversion Restricted ADSs, the Company will deposit with the Custodian Shares considered by the Company to be “Restricted Securities” within the meaning given to such term in the Deposit Agreement (the Shares underlying the 2001 Conversion Restricted ADRs, the “2001 Conversion Restricted Shares,” and the Shares underlying the 2003 Conversion Restricted ADRs, the “2003 Conversion Restricted Shares,” and collectively with the 2001 Conversion Restricted Shares, the “Conversion Restricted Shares”) in order to enable the issuance by the Depositary of the corresponding Conversion Restricted ADSs. It is the intent of the Company and the Depositary that Converting Noteholders who convert their 2003 Notes will receive 2003 Conversion Restricted ADSs rather than freely transferable ADS for so long as the Shares to be deposited with the Custodian are considered “Restricted Securities” within the meaning given such term in the Deposit Agreement.

     In addition, the Company and ChipPAC plan to file a Resale Registration Statement on Form F-3/S-3 (File No.    , File No.    ) to register (i) the resale of the 2003 Notes, (ii) the Guarantee, and (iii) the resale of the Shares underlying the ADSs issuable upon conversion of the 2003 Notes.

     The purpose and intent of this Letter Agreement is to amend and restate the Restricted ADS Side Letter and to supplement the Deposit Agreement for purposes of establishing, under the terms of Section 2.12 of the Deposit Agreement, procedures for the issuance, upon conversion of Notes by Converting Noteholders, of Conversion Restricted ADSs or freely transferable ADSs, as the case may be, and the delivery of Conversion Restricted ADSs to Converting Noteholders in the form of Conversion Restricted ADRs, upon the terms and conditions of the applicable Indentures and this Letter Agreement. The Company and the Depositary agree that this Letter Agreement shall be filed as an exhibit to the next Registration Statement on Form F-6 filed with the Commission in respect of the ADSs and, if applicable, shall be filed by the Company with governmental authorities in Singapore in accordance with applicable Singapore laws and regulations.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, as follows:

3

     A. Conversion of 2001 Notes

     The Company and the Depositary hereby confirm and agree that (i) the Company shall procure all Converting Noteholders who desire to convert their 2001 Notes and receive 2001 Conversion Restricted ADRs (and the 2001 Conversion Restricted ADSs evidenced thereby) to provide the Depositary with a duly completed and signed conversion notice, including the deposit certifications included therein, substantially in the form set forth as Exhibit A hereto (the “2001 Note Conversion Notice”), and (ii) all Holders who desire to cancel their 2001 Conversion Restricted ADRs (and the 2001 Conversion Restricted ADSs evidenced thereby) and withdraw the underlying 2001 Conversion Restricted Shares in accordance with the terms of the Deposit Agreement will be required at the time of any surrender of 2001 Conversion Restricted ADRs (and the 2001 Conversion Restricted ADSs evidenced thereby) to provide the Depositary with a duly completed and signed withdrawal certification substantially in the form set forth as Exhibit B hereto (the “2001 Conversion Withdrawal Certification”) and to comply with the procedures set forth in Section (C)(7) below.

     Notwithstanding anything herein or in any other agreement to the contrary, the Depositary shall have no obligation to issue any 2001 Conversion Restricted ADR (or the 2001 Conversion Restricted ADSs evidenced thereby) until and unless it has received a fully and properly completed 2001 Note Conversion Notice.

     B. Conversion of 2003 Notes

     The Company and the Depositary hereby confirm and agree that (i) the Company shall procure all Converting Noteholders who desire to convert their 2003 Notes and receive 2003 Conversion Restricted ADRs (and the 2003 Conversion Restricted ADSs evidenced thereby) or freely transferable ADSs, as described below, to provide the Depositary with a duly completed and signed conversion notice, including the deposit certifications included therein, substantially in the form set forth as Exhibit C hereto (the “2003 Note Conversion Notice”), and (ii) all Holders who desire to cancel their 2003 Conversion Restricted ADRs (and the 2003 Conversion Restricted ADSs evidenced thereby) and withdraw the underlying 2003 Conversion Restricted Shares in accordance with the terms of the Deposit Agreement will be required at the time of any surrender of 2003 Conversion Restricted ADRs (and the 2003 Conversion Restricted ADSs evidenced thereby) to provide the Depositary with a duly completed and signed withdrawal certification substantially in the form set forth as Exhibit D hereto (the “2003 Conversion Withdrawal Certification”) and to comply with the procedures set forth in Section (C)(7) below.

     Notwithstanding anything herein to the contrary, a Converting Noteholder will receive freely transferable ADSs upon the conversion of its 2003 Note(s) in the event such Converting Noteholder (i) immediately sells the ADSs received upon conversion of its 2003 Note(s) to a third party pursuant to an effective registration statement under the Securities Act, or (ii) acquired such 2003 Note(s) in a sale pursuant to an effective registration statement under the Securities Act, as indicated by such Converting Noteholder in the 2003 Note Conversion Notice it delivered in connection with its conversion request.

4

     Notwithstanding anything herein or in any other agreement to the contrary, the Depositary shall have no obligation to issue any 2003 Conversion Restricted ADR (or the 2003 Conversion Restricted ADSs evidenced thereby) or freely transferable ADSs, as the case may be, until and unless it has received a fully and properly completed 2003 Note Conversion Notice.

     C. Procedures Accommodating the Issuance, Transfer and Cancellation of ADSs

     1. Deposits. In furtherance of the foregoing, the Company requests the Depositary, and the Depositary agrees upon the terms and subject to the conditions set forth in this Letter Agreement, to establish procedures to enable (i) the deposit of Conversion Restricted Shares with the Custodian by the Company in order to enable the issuance by the Depositary of the corresponding Conversion Restricted ADSs to the applicable Converting Noteholder for delivery in the form of Conversion Restricted ADRs, (ii) the deposit of Shares with the Custodian by the Company in order to enable the issuance by the Depositary of the corresponding freely transferable ADSs to the applicable Converting Noteholder, and (iii) the transfer of the Conversion Restricted ADRs (and the Conversion Restricted ADSs evidenced thereby), the removal of the transfer and other restrictions with respect to the Conversion Restricted ADRs (and the Conversion Restricted ADSs evidenced thereby) in order to create unrestricted ADRs (and ADSs evidenced thereby), and the cancellation of Conversion Restricted ADSs and the withdrawal of the applicable Conversion Restricted Shares, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Letter Agreement.

     The Company agrees that, upon deposit of the applicable Conversion Restricted Shares or Shares, as the case may be, by the Company upon conversion of the 2001 Notes or the 2003 Notes by Converting Noteholders, the Company will notify the Custodian that such deposit of Conversion Restricted Shares or Shares, as the case may be, is in connection with the conversion of the 2001 Notes or the 2003 Notes, as the case may be, including in such notice to the Custodian the relevant CUSIP number for the Note(s) converted. The Company agrees that the Converting Noteholders shall be entitled, upon conversion, only to a number of the applicable Conversion Restricted Shares or Shares, as the case may be, to be represented by an integral number of Conversion Restricted ADSs or freely transferable ADS, respectively. Conversion Restricted Shares or Shares, as the case may be, which would be represented by a fraction of one Conversion Restricted ADS or freely transferable ADS shall not be issuable, and such holders will receive cash adjustments in respect of such fractions from the Company.

     2. Depositary Fees. The Company shall pay the issuance fee of up to US$0.05 per Conversion Restricted ADS or freely transferable ADS issued upon the conversion of Notes by the Converting Noteholders promptly upon receipt of an invoice therefor from the Depositary.

     3. Company Assistance. The Company agrees to (i) provide commercially reasonable assistance to the Depositary upon the request of the Depositary in the establishment of the procedures contemplated herein to enable the acceptance of the deposit by the Company of the Conversion Restricted Shares or Shares, as the case may be, the issuance of Conversion Restricted ADSs to the applicable Converting Noteholders for delivery in the form of

5

Conversion Restricted ADRs, the transfer of the Conversion Restricted ADRs (and the Conversion Restricted ADSs represented thereby), the cancellation of Conversion Restricted ADSs and the withdrawal of the Conversion Restricted Shares, and the conversion of Conversion Restricted ADRs (and the Conversion Restricted ADSs represented thereby) into freely transferable ADRs (and the freely transferable ADSs represented thereby), and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the Conversion Restricted Shares or Shares, the issuance of Conversion Restricted ADSs or freely transferable ADSs, the issuance and delivery of the Conversion Restricted ADRs or freely transferable ADRs, the transfer of Conversion Restricted ADRs (and the Conversion Restricted ADSs represented thereby) or freely transferable ADRs (and the freely transferable ADSs represented thereby), the cancellation of Conversion Restricted ADSs or freely transferable ADSs and the withdrawal of Conversion Restricted Shares or Shares and the conversion of Conversion Restricted ADRs (and the Conversion Restricted ADSs represented thereby) into freely transferable ADRs (and the freely transferable ADSs represented thereby), in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders and Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

     In furtherance of the foregoing, the Company (i) confirms (after consultation with its U.S. counsel) that, assuming the receipt of a fully and properly completed 2001 Note Conversion Notice or 2003 Note Conversion Notice, as the case may be, and assuming the certifications contained therein are true, the deposit of Conversion Restricted Shares or Shares, as the case may be, by the Company, the issuance of Conversion Restricted ADSs or freely transferable ADSs in respect thereof and the delivery of such Conversion Restricted ADSs (for delivery in the form of Conversion Restricted ADRs) or freely transferable ADSs to the applicable Converting Noteholders does not violate the registration requirements of the Securities Act, (ii) confirms (after consultation with its U.S. counsel) that, as a result of the Guarantee and upon the effective date of the Second Supplemental Indenture, the exception provided under Section 3(a)(9) of the Securities Act will be available for the issuance of Shares and ADSs upon the conversion of the 2003 Notes, (iii) represents that (a) this Letter Agreement has been duly executed and delivered by a duly authorized officer of the Company and constitutes the legal, valid, binding and enforceable obligation of the Company, (b) this Letter Agreement and the performance of all transactions contemplated hereby have been duly authorized by all necessary corporate action and will not result in a breach of, or constitute a default under, the articles of association or memorandum of association of the Company or, except as would not have a material adverse effect, any agreement or instrument to which it is a party or is bound, and do not and will not result in a violation of any law, rule or regulation, or any judgement, order, decree, determination or award of any court or governmental authority, which is now in effect and applicable to the Company, except as would not have a material adverse effect, and (c) except as would not have a material adverse effect, it has obtained, prior to the date hereof, all requisite approvals from all applicable regulatory authorities.

     The Company confirms that there have been no conversions of 2003 Notes from the date of execution of the Restricted ADS Side Letter until the date hereof.

6

     4. Limitations on Issuance of ADSs. The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, and notwithstanding the terms of the Deposit Agreement, to issue and deliver to the applicable Converting Noteholder the Conversion Restricted ADSs (in the form of Conversion Restricted ADRs) or freely transferable ADSs, as the case may be, issued in respect of the Conversion Restricted Shares or Shares, respectively, deposited by the Company upon satisfaction by the applicable Converting Noteholder of the conditions set forth in the applicable Indenture, only upon receipt from the Company (or any of its designated agents) of a deposit of the applicable number of Conversion Restricted Shares or Shares, as the case may be.

     The Company hereby confirms and agrees that (i) it will not deposit any Shares upon conversion of any 2001 Note or any 2003 Note, as the case may be, unless the issuance of the 2001 Conversion Restricted ADSs, the 2003 Conversion Restricted ADSs or freely transferable ADSs, as applicable, to the relevant Converting Noteholder is a transaction exempt from the registration requirements of Section 5 of the Securities Act, and (ii) it will not deposit any Shares upon conversion of the 2003 Notes in the event any of such Notes are converted in connection with a request for conversion (a) and immediate sale of the applicable Conversion Restricted ADSs pursuant to a Resale Registration Statement, or (b) of a 2003 Note that was acquired in a sale pursuant to a Resale Registration Statement, unless and until such Resale Registration Statement has been filed and declared effective and will not honor any such request for conversion if (x) the applicable Resale Registration Statement is subject to a stop order, or (y) the Resale Registration Statement no longer satisfies the requirements of the Securities Act.

     The 2001 Conversion Restricted ADSs issued upon the deposit of 2001 Conversion Restricted Shares shall be separately identified on the books of the Depositary under CUSIP #8S227G102, shall be issued only upon conversion of the 2001 Notes (CUSIP #169657AA1) and the 2001 Conversion Restricted Shares shall be held separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not 2001 Conversion Restricted ADSs. The 2003 Conversion Restricted ADSs issued upon the deposit of 2003 Conversion Restricted Shares shall be separately identified on the books of the Depositary under CUSIP #85227G888, shall be issued only upon conversion of the 2003 Notes (CUSIP # 169657AC7 or 169657AD5) and the 2003 Conversion Restricted Shares shall be held separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not 2003 Conversion Restricted ADSs.

     5. Stop Transfer Notation and Legend. The books of the Depositary shall identify the Conversion Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect. The Conversion Restricted ADRs evidencing Conversion Restricted ADSs shall contain the following legend:

“THIS RESTRICTED AMERICAN DEPOSITARY RECEIPT (“RESTRICTED ADR”), THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) EVIDENCED THEREBY AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF THE COMPANY ARE SUBJECT TO THE TERMS OF THE LETTER AGREEMENT, DATED AS OF OCTOBER 13, 2004 (THE “LETTER AGREEMENT”) AND THE

7

DEPOSIT AGREEMENT, DATED AS OF FEBRUARY 8, 2000 (AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs EVIDENCED BY THIS RESTRICTED ADR BY ACCEPTING AND HOLDING THE RESTRICTED ADSs SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE LETTER AGREEMENT. THIS RESTRICTED ADR, THE RESTRICTED ADSs EVIDENCED THEREBY AND THE RESTRICTED SHARES REPRESENTED THEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT TO A PERSON OTHER THAN A U.S. PERSON (AS DEFINED IN REGULATION S), (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THESE SECURITIES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE UNDERLYING SHARES MAY NOT BE DEPOSITED INTO ANY DEPOSITARY RECEIPT FACILITY ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK OTHER THAN A RESTRICTED DEPOSITARY RECEIPT FACILITY, UNLESS AND UNTIL SUCH TIME AS SUCH SHARES ARE NO LONGER RESTRICTED SECURITIES (AS DEFINED IN THE DEPOSIT AGREEMENT). NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED AMERICAN DEPOSITARY SHARES. A COPY OF THE

8

DEPOSIT AGREEMENT AND OF THE LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.”

     6. Limitations on Transfer of Conversion Restricted ADSs. The Conversion Restricted ADRs, and the Conversion Restricted ADSs evidenced thereby, shall be transferable only by the holder thereof upon delivery by such transferring holder to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement, and (ii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, an opinion of U.S. counsel to such transferring holder as to the terms of the legend set forth in Section (C)(5) above).

     7. Limitations On Cancellation of Conversion Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any Conversion Restricted Shares nor cancel any Conversion Restricted ADSs upon presentation to it of a Conversion Restricted ADR for the purpose of withdrawing the underlying Conversion Restricted Shares unless (x) all of the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), and (y) the Depositary shall have received from the person requesting the withdrawal of the Conversion Restricted Shares a duly completed and signed 2001 Conversion Withdrawal Certification (in the case of a cancellation of 2001 Conversion Restricted ADSs) or 2003 Conversion Withdrawal Certification (in the case of a cancellation of 2003 Conversion Restricted ADSs).

     8. Limitations On Exchange of Conversion Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel Conversion Restricted ADRs and the Conversion Restricted ADSs evidenced thereby and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) the Conversion Restricted ADRs (duly endorsed and accompanied by the requisite signature guarantees, if so required under the terms of the Deposit Agreement), (ii) a duly completed and signed Resale Certification, substantially in the form attached hereto as Exhibit E-1, in the case of holders of 2001 Conversion Restricted ADSs, or Exhibit E-2, in the case of holders of 2003 Conversion Restricted ADSs (each, as applicable, a “Resale Certification”), and (iii) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Letter Agreement.

     9. Fungibility. Except as contemplated in this Letter Agreement and except as required by applicable law, the Conversion Restricted ADRs and the Conversion Restricted ADSs evidenced thereby shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADRs and ADSs issued and outstanding under the terms of the Deposit Agreement that are not Conversion Restricted ADRs and Conversion Restricted ADSs, respectively. Nothing contained herein shall obligate the Depositary to treat holders of Conversion Restricted ADRs on terms more favorable than those accorded to holders of ADRs under the Deposit Agreement.

     10. Representations and Warranties. The Company hereby represents and warrants that (a) the Conversion Restricted Shares and the Shares, as the case may be, being deposited are duly authorized, validly issued, fully paid and non-assessable, and all preemptive

9

(and similar) rights, if any, with respect to the Conversion Restricted Shares and Shares have been validly waived or exercised, (b) the Conversion Restricted Shares and the Shares are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim, (c) the Conversion Restricted Shares and the Shares are of the same class and rank fully pari passu in all regards, including with regard to trading and settlement, with respect to the other Shares on deposit under the Deposit Agreement, and (d) the Shares being deposited and the ADSs issuable upon such deposit are not “Restricted Securities” within the meaning given to such term in the Deposit Agreement. Such representations and warranties shall survive the deposit and withdrawal of the Conversion Restricted Shares or the Shares, as the case may be, the issuance, cancellation and transfer of Conversion Restricted ADSs or freely transferable ADSs, as the case may be, and the issuance, delivery, cancellation and transfer of Conversion Restricted ADRs or freely transferable ADRs, as the case may by.

     11. Indemnity. Each of the Company and the Depositary acknowledges and agrees that the indemnification and other provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of Conversion Restricted Shares and the Shares for deposit, the issuance of Conversion Restricted ADSs and freely transferable ADSs, the issuance and delivery of Conversion Restricted ADRs and freely transferable ADRs, the transfer of Conversion Restricted ADRs (and the Conversion Restricted ADSs evidenced thereby) and freely transferable ADRs (and the freely transferable ADSs evidenced thereby), the exchange of Conversion Restricted ADRs (and the Conversion Restricted ADSs evidenced thereby) for freely transferable ADSs, the removal of the transfer and other restrictions with respect to the Conversion Restricted ADRs (and the Conversion Restricted ADSs evidenced thereby) in order to create freely transferable ADRs (and ADSs evidenced thereby), and the cancellation of Conversion Restricted ADSs or freely transferable ADSs and the withdrawal of Conversion Restricted Shares or Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary and the Company, as contemplated by this Letter Agreement.

     12. No Third Party Beneficiaries. This Letter Agreement is for the exclusive benefit of the parties hereto (and their successors) and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person or entity, except to the extent specifically set forth herein or in the Deposit Agreement.

     13. Governing Law. This Letter Agreement shall be interpreted under, and all the rights and obligations hereunder shall be governed by, the laws of the State of New York, without regard to the principle of conflicts of law thereof.

10

EXHIBITS
A	2001 Note Conversion Notice
B	2001 Conversion Withdrawal Certification
C	2003 Note Conversion Notice
D	2003 Conversion Withdrawal Certification
E-1	2001 Resale Certification
E-2	2003 Resale Certification

[Signature page follows.]

11

     The Company and the Depositary have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

STATS CHIPPAC LTD.
By:
Name:
Title:

Agreed to as of the date set forth above:

CITIBANK, N.A.,
    as Depositary

By:
Name:
Title:

12

EXHIBIT A
to
Letter Agreement, dated as of October 13, 2004
(the “Letter Agreement”), by and between

STATS CHIPPAC LTD.
and
CITIBANK, N.A.

_____________________

2001 NOTE CONVERSION NOTICE

_____________________

CHIPPAC, INC. (the “Company”)
US$50,000,000
8% Convertible Subordinated Notes due 2011
(CUSIP No. 169657AA1)

CONVERSION NOTICE

PART I

     To convert this security (the “Security”) into STATS ChipPAC Ltd. (the “Parent”) Ordinary Shares represented by American Depositary Shares (“ADSs”), check this box: ☐

     To convert only part of this Security, state the principal amount to be converted (must be $1,000 or a multiple of $1,000): $                                      .

PART II

A.	If you wish to receive ADSs upon conversion of your Securities, check and complete item 1. below.

1.	Check here and complete the grid below if you are requesting conversion of your Securities into Restricted ADSs:

Deliver Restricted ADR (CUSIP No.
8S227G102) to:

Name of Holder:

Address:

Tax ID Number:

Fax Number:

Daytime Telephone No.:

Federal Express Account No.:*

*	The Restricted ADR(s) will be mailed by U.S. mail unless a Federal Express Account number is included above.

**	Upon receipt of this Conversion Notice, the Conversion Agent will complete this Conversion Notice and will promptly, but in any event not later than two business days following the Conversion Date, fax the completed Conversion Notice to the ADS Depositary and the Custodian as specified herein.

By checking and completing the grid above, I/we (x) represent and agree that, at the time of signing and delivery of this Conversion Notice, I/we am/are, or the person who has the beneficial interest in such Securities is, not Parent, the Company or an affiliate of either Parent or the Company and (i) is not a U.S. Person (within the meaning of Regulation S under the Securities Act (“Regulation S”)) and I/we, or such person, purchased such Securities, or the beneficial interest therein, in a transaction made in accordance with Regulation S, (ii) is a “qualified institutional buyer” (“QIB”) within the meaning of Rule 144A under the Securities Act, or (iii) is an “accredited investor” within the meaning of Regulation D under the Securities Act, (y) understand that ADSs issued upon conversion of the Securities have not been and will not be registered under the Securities Act, and (z) agrees that such ADSs will be issued in the form of certificated Restricted ADR(s) and may not be offered, sold, pledged or otherwise transferred except (A) (1) pursuant to Rule 144A under the Securities Act to a person that the holder reasonably believes is a QIB within the meaning of Rule 144A, (2) in an offshore transaction to a non-U.S. person made in accordance with Regulation S, (3) pursuant to an effective registration statement under the Securities Act, or (4) pursuant to an exemption from registration under the Securities Act and (B) in accordance with any applicable securities laws of any state of the United States and the applicable laws of any other jurisdiction. The undersigned understands that the Restricted ADSs are subject to the terms of a Letter Agreement, dated as of October 13, 2004, by and between Parent and Citibank, N.A., as ADS Depositary, which sets forth the restrictions applicable to the Restricted ADSs.

Please read and complete Items B through E below:

B.	The Securities converted hereby and any documents required in relation to the declarations below or to verify the same accompany this form.

C.	I/we hereby declare that I/we have been notified by Parent that Parent’s register of shareholders may be closed from time to time. I/We hereby declare that any applicable condition to conversion of the Securities, if any, has been complied with by me/us, that I/we am/are not acting on behalf of Parent, the Company or an affiliate of either.

D.	I/We hereby declare that all stamp, issue, registration or similar taxes and duties payable on conversion of the Securities in the jurisdiction where the Securities are delivered to the Conversion Agent have been paid.

E.	Converting Securityholder Information and Signature:

     Please complete the following information with respect to the converting Securityholder:

Name:

Date:

Address:

Telephone Number:

Signature:

*Signature guaranteed by:

By:

*Signature(s) must be guaranteed by a qualified guarantor institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

For Conversion Agent’s use only:

1.	(A)	Securities conversion identification reference: ChipPAC, Inc. 8.00% Convertible Subordinated Notes due 2011 (CUSIP 169657AA1)
	(B)	Deposit Date:

	(C)	Conversion Date:

2.	(A)	Aggregate principal amount of Securities deposited for conversion:

	(B)	Conversion Price on Conversion Date:

	(C)	Number of ADSs deliverable:

(disregard fractions)

	(D)	Number of Restricted ADSs deliverable:

(disregard fractions)

N.B. The Conversion Agent must complete items 1 and 2.

Upon receipt, a copy of this Conversion Notice shall be forwarded to:

	a)	Citibank, N.A.
ADR Department
15th Floor
111 Wall Street
New York, New York 10043
Attn: Rosanne Devonshire
Facsimile No: (212) 825-2029

	b)	Citibank, N.A. — Singapore
300 Tampines Avenue 5
#07-00 Tampines Junction
Singapore, 529653
Facsimile No.: 011-65-6426-8661

Notwithstanding anything herein to the contrary, Ordinary Shares which would be represented by a fraction of one ADS shall not be issuable by the Company or deposited with the Custodian or the ADS Depositary.

EXHIBIT B
to
Letter Agreement, dated as of October 13, 2004
(the “Letter Agreement”), by and between

STATS CHIPPAC LTD.
and
CITIBANK, N.A.

_____________________

2001 CONVERSION RESTRICTED SHARES WITHDRAWAL CERTIFICATION

_____________________

                                                         ,

[By Hand:

Citibank Agency & Trust Department
111 Wall Street
15th Floor/Zone 8
New York, NY 10043
Attn: Margie Beckman]

[By Mail:

Citibank Agency & Trust Department
111 Wall Street
15th Floor/Zone 8
New York, NY
10043 (for register, regular mail)
10005 (for over-night mail)
Attn: Margie Beckman]

Re: STATS ChipPAC Ltd. (CUSIP #8S227G102)

Dear Sirs:

     Reference is hereby made to (i) the Deposit Agreement, dated as of February 8, 2000 (the “Deposit Agreement”), by and among STATS ChipPAC Ltd. (f/k/a ST Assembly Test Services Ltd.), a company incorporated under the laws of the Republic of Singapore (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) evidenced by American Depositary

Receipts issued thereunder, and (ii) the Letter Agreement, dated as of October 13, 2004 (the “Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

     This Withdrawal Certification is being furnished in connection with the withdrawal of 2001 Conversion Restricted Shares (as defined in the Letter Agreement) upon surrender of 2001 Conversion Restricted ADSs (as defined in the Letter Agreement) to the Depositary, and for such purpose we certify that we are the beneficial owner of the 2001 Conversion Restricted ADSs surrendered herewith and acknowledge and certify as follows:

(A)	We acknowledge that the 2001 Conversion Restricted ADSs and the 2001 Conversion Restricted Shares represented thereby have not been registered under the Securities Act.

(B)	We certify that, at the time of signing and delivery of this Withdrawal Certification, we are (i) not a U.S. Person (within the meaning of Regulation S under the Securities Act (“Regulation S”)), (ii) a “qualified institutional buyer” (“QIB”) within the meaning of Rule 144A under the Securities Act and acquired the 2001 Conversion Restricted ADSs in a transaction meeting the requirements of Rule 144A under the Securities Act, or (iii) an “accredited investor” within the meaning of Regulation D under the Securities Act, and in each case we acquired the 2001 Conversion Restricted ADSs surrendered herewith in a transaction exempt from the registration requirements of the Securities Act.

(C)	We certify that we will not offer, sell, pledge or otherwise transfer the 2001 Conversion Restricted Shares being withdrawn except (i) (a) pursuant to Rule 144A under the Securities Act to a person that the holder reasonably believes is a QIB within the meaning of Rule 144A, (b) in an offshore transaction to a non-U.S. person made in accordance with Regulation S, (c) pursuant to an effective registration statement under the Securities Act, or (d) pursuant to an exemption from registration under the Securities Act and (ii) in accordance with any applicable securities laws of any state of the United States and the applicable laws of any other applicable jurisdiction.

(D)	We certify that, so long as the 2001 Conversion Restricted Shares are “restricted securities” (within the meaning given to such term in Rule 144 under the Securities Act), we will not deposit, or cause to be deposited, such 2001 Conversion Restricted Shares being withdrawn into any depositary receipts facility established or maintained by a depositary bank other than a restricted facility established and maintained for such purpose.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:

Name:
Title:

EXHIBIT C
to
Letter Agreement, dated as of October 13, 2004
(the “Letter Agreement”), by and between

STATS CHIPPAC LTD.
and
CITIBANK, N.A.

_____________________

2003 NOTE CONVERSION NOTICE

_____________________

CHIPPAC, INC. (the “Company”)
US$150,000,000
2.50% Convertible Subordinated Notes due 2008
(CUSIP No. [169657AC7]/[169657AD5])

CONVERSION NOTICE

PART I

     To convert this security (the “Security”) into STATS ChipPAC Ltd. (the “Parent”) Ordinary Shares represented by American Depositary Shares (“ADSs”), check this box:

     To convert only part of this Security, state the principal amount to be converted (must be $1,000 or a multiple of $1,000): $ .

PART II

     A. If you wish to receive ADSs upon conversion of your Securities, check and complete items 1., 2. OR 3. below.

     1. Check here       and complete the grid below if you are requesting conversion of your Securities for ADSs AND the ADSs have been sold to a third party pursuant to an effective registration statement under the Securities Act:

     Deliver ADSs (CUSIP No. 85771T104) to:

Name of DTC Participant:

DTC Participant Account No.:

Account No. for Purchaser at DTC Participant (f/b/o information):

Onward Delivery instructions to Purchaser:

Contact person at DTC Participant:

Daytime Telephone Number of contact person at DTC Participant:

By checking above and completing the above grid, I/we (i) represent that I/we am/are not acting on behalf of Parent, the Company or any affiliate of either Parent or the Company and that the ADSs to be delivered upon conversion of my/our Securities have been sold pursuant to a resale registration statement which has been declared effective under the Securities Act (and which continues to be effective at the time of transfer), and (ii) certify that the prospectus delivery requirements, if any, of the Securities Act have been satisfied with respect to the sale described above and that the person who signed this Conversion Notice is the beneficial owner of the Securities surrendered herewith and is named as a selling securityholder in the applicable Prospectus or in amendments or supplements thereto, and that the number of ADSs transferred are all or a portion of the ADSs listed in such Prospectus, as amended or supplemented opposite such owner’s name. Details of my/our designee to receive such ADSs are set forth above.

OR

2.	Check here and complete the grid below if you are requesting conversion of your Securities for ADSs AND you acquired your Securities in a sale pursuant to an effective registration statement under the Securities Act:

Deliver ADSs (CUSIP No. 85771T104) to:

Name of DTC Participant:

DTC Participant Account No.:

Account No. for Purchaser at DTC Participant (f/b/o information):

Onward Delivery instructions to Purchaser:

Contact person at DTC Participant:

Daytime Telephone Number of contact person at DTC Participant:

By checking above and completing the above grid, I/we (i) represent that I/we am/are not acting on behalf of Parent, the Company or any affiliate of either Parent or the Company and that I/we acquired my/our Securities in a sale pursuant to a resale registration statement which has been declared effective under the Securities Act (and which continues to be effective at the time of transfer), and (ii) certify that the prospectus delivery requirements, if any, of the Securities Act have been satisfied with respect to the acquisition described above and that the person who signed this Conversion Notice is the beneficial owner of the Securities surrendered herewith and the seller of such Securities is named as a selling securityholder in the applicable Prospectus or in amendments or supplements thereto, and that the number of ADSs transferred are all or a portion of the ADSs listed in such Prospectus, as amended or supplemented opposite such seller’s name. Details of my/our designee to receive such ADSs are set forth above.

OR

3.	Check here and complete the grid below if you are requesting conversion of your Securities (without concurrent resale under a resale registration statement) into Restricted ADSs:

Deliver Restricted ADR (CUSIP No. 85227G888) to:

Name of Holder:

Address:

Tax ID Number:

Fax Number:

Daytime Telephone No.:

Federal Express Account No.:*

*	The Restricted ADR(s) will be mailed by U.S. mail unless a Federal Express Account number is included above.

**	Upon receipt of this Conversion Notice, the Conversion Agent will complete this Conversion Notice and will promptly, but in any event not later than two business days following the Conversion Date, fax the completed Conversion Notice to the ADS Depositary and the Custodian as specified herein.

By checking and completing the grid above, I/we (x) represent and agree that, at the time of signing and delivery of this Conversion Notice, I/we am/are, or the person who has the beneficial interest in such Securities is, not Parent, the Company or an affiliate of either Parent or the Company and (i) is not a U.S. Person (within the meaning of Regulation S under the Securities Act (“Regulation S”)) and I/we, or such person, purchased such Securities, or the beneficial interest therein, in a transaction made in accordance with Regulation S, (ii) is a “qualified institutional buyer” (“QIB”) within the meaning of Rule 144A under the Securities Act, or (iii) is an “accredited investor” within the meaning of Regulation D under the Securities Act, (y) understand that ADSs issued upon conversion of the Securities have not been and will not be registered under the Securities Act, and (z) agrees that such ADSs will be issued in the form of certificated Restricted ADR(s) and may not be offered, sold, pledged or otherwise transferred except (A) (1) pursuant to Rule 144A under the Securities Act to a person that the holder reasonably believes is a QIB within the meaning of Rule 144A, (2) in an offshore transaction to a non-U.S. person made in accordance with Regulation S, (3) pursuant to an effective registration statement under the Securities Act, or (4) pursuant to an exemption from registration under the Securities Act, and (B) in accordance with any applicable securities laws of any state of the United States and the applicable laws of any other jurisdiction. The undersigned understands that the Restricted ADSs are subject to the terms of a Letter Agreement, dated as of October 13, 2004, by and between Parent and Citibank, N.A., as ADS Depositary, which sets forth the restrictions applicable to the Restricted ADSs.

Please read and complete Items B through E below:

B.	The Securities converted hereby and any documents required in relation to the declarations below or to verify the same accompany this form.

C.	I/we hereby declare that I/we have been notified by Parent that Parent’s register of shareholders may be closed from time to time. I/We hereby declare that any applicable condition to conversion of the Securities, if any, has been complied with by me/us, that I/we am/are not acting on behalf of Parent, the Company or an affiliate of either.

D.	I/We hereby declare that all stamp, issue, registration or similar taxes and duties payable on conversion of the Securities in the jurisdiction where the Securities are delivered to the Conversion Agent have been paid.

E.	Converting Securityholder Information and Signature:

     Please complete the following information with respect to the converting Securityholder:

Name:

Date:

Address:

Telephone Number:

Signature:

*Signature guaranteed by:

By:

*Signature(s) must be guaranteed by a qualified guarantor institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

     For Conversion Agent’s use only:

1.	(A) Securities conversion identification reference: ChipPAC, Inc. 2.50% Convertible Subordinated Notes due 2008 (CUSIP [169657AC7]/[169657AD5])

(B)	Deposit Date:

(C)	Conversion Date:

2.	(A) Aggregate principal amount of Securities deposited for conversion:

(B)	Conversion Price on Conversion Date:

(C)	Number of ADSs deliverable: (disregard fractions)

(D)	Number of Restricted ADSs deliverable: (disregard fractions)

N.B. The Conversion Agent must complete items 1 and 2.

Upon receipt, a copy of this Conversion Notice shall be forwarded to:

a)	Citibank, N.A. ADR Department 15th Floor 111 Wall Street New York, New York 10043 Attn: Rosanne Devonshire Facsimile No: (212) 825-2029

b)	Citibank, N.A. — Singapore 300 Tampines Avenue 5 #07-00 Tampines Junction Singapore, 529653 Facsimile No.: 011-65-6426-8661

Notwithstanding anything herein to the contrary, Ordinary Shares which would be represented by a fraction of one ADS shall not be issuable by the Company or deposited with the Custodian or the ADS Depositary.

EXHIBIT D
to
Letter Agreement, dated as of October 13, 2004
(the “Letter Agreement”), by and between

STATS CHIPPAC LTD.
and
CITIBANK, N.A.

_____________________

2003 CONVERSION RESTRICTED SHARES WITHDRAWAL CERTIFICATION

_____________________

                                                         ,

[By Hand:

Citibank Agency & Trust Department
111 Wall Street
15th Floor/Zone 8
New York, NY 10043
Attn: Margie Beckman]

[By Mail:

Citibank Agency & Trust Department
111 Wall Street
15th Floor/Zone 8
New York, NY
10043 (for register, regular mail)
10005 (for over-night mail)
Attn: Margie Beckman]

Re: STATS ChipPAC Ltd. (CUSIP #85227G888)

Dear Sirs:

          Reference is hereby made to (i) the Deposit Agreement, dated as of February 8, 2000 (the “Deposit Agreement”), by and among STATS ChipPAC Ltd. (f/k/a ST Assembly Test Services Ltd), a company incorporated under the laws of the Republic of Singapore (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) evidenced by American Depositary Receipts issued thereunder, and (ii) the Letter Agreement, dated as of October 13, 2004 (the “Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used

D-1

but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

          This Withdrawal Certification is being furnished in connection with the withdrawal of 2003 Conversion Restricted Shares (as defined in the Letter Agreement) upon surrender of 2003 Conversion Restricted ADSs (as defined in the Letter Agreement) to the Depositary, and for such purpose we certify that we are the beneficial owner of the 2003 Conversion Restricted ADSs surrendered herewith and acknowledge and certify as follows:

(A)	We acknowledge that the 2003 Conversion Restricted ADSs and the 2003 Conversion Restricted Shares represented thereby have not been registered under the Securities Act.

(B)	We certify that, at the time of signing and delivery of this Withdrawal Certification, we are (i) not a U.S. Person (within the meaning of Regulation S under the Securities Act (“Regulation S”)), (ii) a “qualified institutional buyer” (“QIB”) within the meaning of Rule 144A under the Securities Act and acquired the 2003 Conversion Restricted ADSs in a transaction meeting the requirements of Rule 144A under the Securities Act, or (iii) an “accredited investor” within the meaning of Regulation D under the Securities Act, and in each case we acquired the 2003 Conversion Restricted ADSs surrendered herewith in a transaction exempt from the registration requirements of the Securities Act.

(C)	We certify that we will not offer, sell, pledge or otherwise transfer the 2003 Conversion Restricted Shares being withdrawn except (i) (a) pursuant to Rule 144A under the Securities Act to a person that the holder reasonably believes is a QIB within the meaning of Rule 144A, (b) in an offshore transaction to a non-U.S. person made in accordance with Regulation S, (c) pursuant to an effective registration statement under the Securities Act, or (d) pursuant to an exemption from registration under the Securities Act and (ii) in accordance with any applicable securities laws of any state of the United States and the applicable laws of any other jurisdiction

(D)	We certify that, so long as the 2003 Conversion Restricted Shares are “restricted securities” (within the meaning given to such term in Rule 144 under the Securities Act), we will not deposit, or cause to be deposited, such 2003 Conversion Restricted Shares being withdrawn into any depositary receipts facility established or maintained by a depositary bank other than a restricted facility established and maintained for such purpose.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:

Name:
Title:

D-2

EXHIBIT E-1
to
Letter Agreement, dated as of October 13, 2004
(the “Letter Agreement”), by and between
STATS CHIPPAC LTD.
and
CITIBANK, N.A.

_____________________

Resale Certification

______________________

                                                         ,

[By Hand:

Citibank, N.A.
c/o Securities Transfer & Reporting Services
100 William Street
3rd Floor
New York, New York 10038]

[By Mail:

Citibank Shareholder Services
c/o Equiserve
250 Royal Street
Canton, MA 02021]

Re: STATS ChipPAC Ltd. (CUSIP #8S227G102)

     Dear Sirs:

          Reference is hereby made to (i) the Deposit Agreement, dated as of February 8, 2000 (the “Deposit Agreement”), by and among STATS ChipPAC Ltd. (f/k/a ST Assembly Test Services Ltd), a company incorporated under the laws of the Republic of Singapore (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) evidenced by American Depositary Receipts issued thereunder, and (ii) the Letter Agreement, dated as of October 13, 2004 (the “Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

E-1-1

          This Resale Certification is being provided in connection with our request to the Depositary to transfer the 2001 Conversion Restricted ADSs (CUSIP # 8S227G102) enclosed herewith in the form of freely transferable ADSs to the person specified below (the “Purchaser”) in connection with our sale of such ADSs to the Purchaser in a transaction covered by the Registration Statement on Form    (Reg. No.    ) (such registration statement as amended and supplemented from time to time, the “Registration Statement” and the prospectus contained therein, as amended and supplemented from time to time, the “Prospectus”) which has been declared effective and continues to be effective as of this date.

          We hereby certify that the Prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described herein, and that the undersigned beneficial owner of the ADSs is named as a selling securityholder in the Prospectus, and that the number of ADSs being transferred does not exceed the number listed in the Prospectus.

     Please deliver the ADSs (CUSIP No. 85771T104) to:

Name of DTC Participant:

DTC Participant Account No.:

Account No. for Purchaser at DTC Participant (f/b/o information):

Onward Delivery instructions to Purchaser:

Contact person at DTC Participant:

Daytime Telephone Number of contact person at DTC Participant:

Email of contact person at DTC Participant:

E-1-2

[NAME OF CERTIFYING PARTY/ BENEFICIAL OWNER]

By:

Name:
Title

E-3

EXHIBIT E-2
to
Letter Agreement, dated as of October 13, 2004
(the “Letter Agreement”), by and between
STATS CHIPPAC LTD.
and
CITIBANK, N.A.

_____________________

Resale Certification

______________________

                                                         ,

[By Hand:

Citibank, N.A.
c/o Securities Transfer & Reporting Services
100 William Street
3rd Floor
New York, New York 10038]

[By Mail:

Citibank Shareholder Services
c/o Equiserve
250 Royal Street
Canton, MA 02021]

Re: STATS ChipPAC Ltd. (CUSIP #85227G888)

     Dear Sirs:

          Reference is hereby made to (i) the Deposit Agreement, dated as of February 8, 2000 (the “Deposit Agreement”), by and among STATS ChipPAC Ltd. (f/k/a ST Assembly Test Services Ltd), a company incorporated under the laws of the Republic of Singapore (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) evidenced by American Depositary Receipts issued thereunder, and (ii) the Letter Agreement, dated as of October 13, 2004 (the “Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

Exh. E-2-1

     This Resale Certification is being provided in connection with our request to the Depositary to transfer the 2003 Conversion Restricted ADSs (CUSIP # 85227G888) enclosed herewith in the form of freely transferable ADSs to the person specified below (the “Purchaser”) in connection with our sale of such ADSs to the Purchaser in a transaction covered by the Registration Statement on Form    (Reg. No.    ) (such registration statement as amended and supplemented from time to time, the “Registration Statement” and the prospectus contained therein, as amended and supplemented from time to time, the “Prospectus”) which has been declared effective and continues to be effective as of this date.

     We hereby certify that the Prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described herein, and that the undersigned beneficial owner of the ADSs is named as a selling securityholder in the Prospectus, and that the number of ADSs being transferred does not exceed the number listed in the Prospectus.

     Please deliver the ADSs (CUSIP No. 85771T104) to:

Name of DTC Participant:

DTC Participant Account No.:

Account No. for Purchaser at DTC Participant (f/b/o information):

Onward Delivery instructions to Purchaser:

Contact person at DTC Participant:

Daytime Telephone Number of contact person at DTC Participant:

Email of contact person at DTC Participant:

[NAME OF CERTIFYING PARTY/ BENEFICIAL OWNER]
By:
Name:
Title

Exh. E-2-2